                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   Form 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (date of earlier event reported): October 18, 1996
                                                        ----------------

                       Armstrong World Industries, Inc.
            (Exact name of registrant as specified in its charter)

  Pennsylvania                   1-2116                       23-0366390
(State or other          (Commission File         (IRS Employer Identification
jurisdiction of           Number)                  Number)
incorporation)

313 West Liberty Street, P. O. Box 3001, Lancaster,  Pennsylvania    17604
(Address of principal executive offices)                            (ZIP code)

Registrant's telephone number, including area code:  (717) 397-0611

Item 5. Other Events

The following financial statements, accompanying notes, management discussion and analysis and ten-year summary are attached hereto as Exhibit 99.

1.  For the fiscal year ended December 31, 1995
     a. Business
     b. Market for Registrant's Common Equity and Related Stockholder Matters
     c. Selected Financial Data
     d. Management's Discussion and Analysis of Financial Condition and Results of Operations
     e. Financial Statements and Supplementary Data
          (i) Consolidated Statements of Earnings for the years ended December 31, 1995, 1994 and 1993;
          (ii)  Consolidated Balance Sheet as of December 31, 1995 and 1994;
          (iii) Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994, and 1993;
          (iv) Consolidated Statements of Shareholders Equity for the years ended December 31, 1995, 1994 and 1993;
          (v)   Notes to Consolidated Financial Statements
          (vi)  Fourth Quarter 1995 Compares with Fourth Quarter 1994
          (vii) Independent Auditor's Report
     f. Depreciation Rates Schedule
     g. Valuation and Qualifying Reserves of Accounts Receivable Schedule

2. For the quarterly period ended March 31, 1996
     a. Financial Statements and accompanying notes
          (i) Consolidated Statements of Earnings for the three months ended March 31, 1996, and March 31, 1995;
          (ii) Consolidated Balance Sheets as of March 31, 1996 and December 31, 1995;
          (iii) Consolidated Statements of Cash Flows for the three months ended March 31, 1996, and March 31, 1995;
          (iv) Industry Segment Financial Data for the three months ended March 31, 1996, and March 31, 1995;
     b. Management's Discussion and Analysis of Financial Condition and Results of Operations

3. For the quarterly period ended June 30, 1996
     a. Financial Statements and accompanying notes
          (i) Consolidated Statements of Earnings for the six months ended June 30, 1996, and June 30, 1995;
          (ii) Consolidated Balance Sheets as of June 30, 1996 and December 31, 1995;
          (iii) Consolidated Statements of Cash Flows for the six months ended June 30, 1996, and June 30, 1995;
          (iv) Industry Segment Financial Data for the six months ended June 30, 1996, and June 30, 1995;
     b. Management's Discussion and Analysis of Financial Condition and Results of Operations

These items are being filed to reflect the restated consolidated financial statements of Armstrong World Industries, Inc. that included the historical results of the ceramic tile operations on an operating or consolidated line item basis rather than under the equity method.

Item numbers set forth in the attached Exhibit 99 refer to the items of the Form 10-K or Form 10-Q, as the case may be, for the corresponding period. The information contained in Exhibit 99 supersedes the corresponding information in the corresponding Form 10-K and Form 10-Q of the Company.

The information contained in Exhibit 99 is as of and for the dates and periods presented and does not purport to reflect events that occurred subsequent to those dates.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.                           Description                Reference
-----------                           -----------                ---------
   23.01            Independent Accountant's Consent             Filed Herewith
   23.02            Independent Accountant's Consent             Filed Herewith
   23.03            Independent Accountant's Consent             Filed Herewith
   27               Restated Financial Data Schedule             Filed Herewith
                        December 31, 1995
   99               1.  For the fiscal year ended                Filed Herewith
                        December 31, 1995
                        a.  Business
                        b.  Market for Registrant's Common
                            Equity and Related Stockholder
                            Matters
                        c.  Selected Financial Data
                        d.  Management's Discussion and Analysis
                            of Financial Condition and Results
                            of Operations
                        e.  Financial Statements and
                            Supplementary Data
                            (i)  Consolidated Statements of
                                 Earnings for the years ended
                                 December 31, 1995, 1994 and 1993;
                            (ii) Consolidated Balance Sheet as of
                                 December 31, 1995 and 1994;
                            (iii)Consolidated Statements of Cash
                                 Flows for the years ended December
                                 31, 1995, 1994, and 1993;
                            (iv) Consolidated Statements of
                                 Shareholders Equity for the years
                                 ended December 31, 1995, 1994 and
                                 1993;
                            (v)  Notes to Consolidated Financial
                                 Statements
                            (vi) Fourth Quarter 1995 Compared with
                                 the Fourth Quarter 1994
                            (vii)Independent Auditor's Report
                        f.  Depreciation Rates Schedule
                        g.  Valuation and Qualifying Reserves of Accounts
                            Receivable Schedule

                    2.  For the quarterly period ended March 31, 1996
                        a.  Financial Statements and accompanying notes
                            (i)  Consolidated Statements of Earnings
                                 for the three months ended March 31,
                                 1996, and March 31, 1995;
                            (ii) Consolidated Balance Sheets as of
                                 March 31, 1996, and December 31,1995;
                            (iii)Consolidated Statements of Cash Flows
                                 for the three months ended March 31,
                                 1996, and March 31, 1995;
                            (iv) Industry Segment Financial Data for
                                 the three months ended March 31, 1996,
                                 and March 31, 1995;
                        b.  Management's Discussion and Analysis of
                            Financial Condition and Results of
                            Operations
                    3.  For the quarterly period ended June 30, 1996
                        a.  Financial Statements and accompanying notes
                            (i)  Consolidated Statements of Earnings
                                 for the six months ended June 30, 1996,
                                 and June 30, 1995;
                            (ii) Consolidated Balance Sheets as of June
                                 30, 1996, and December 31, 1995;
                            (iii)Consolidated Statements of Cash Flows
                                 for the six months ended June 30, 1996,
                                 and June 30, 1995;
                            (iv) Industry Segment Financial Data for
                                 the six months ended June 30, 1996,
                                 and June 30, 1995;
                        b.  Management's Discussion and Analysis of
                            Financial Condition and Results of Operations

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ARMSTRONG WORLD INDUSTRIES, INC.


Dated: October 18, 1996              By: /s/ B.A. Leech, Jr.
      ----------------------------      --------------------------------
                                        B.A. Leech, Jr., Controller
                                        (Principal Accounting Officer)